WCM Focused Global Growth Fund
(Investor Class: WFGGX, Institutional Class: WCMGX)

A series of Investment Managers Series Trust

Supplement dated September 28, 2015,
to the Prospectus and Statement of Additional Information
dated September 1, 2015

WCM Investment Management, the Fund’s investment advisor (the “Advisor”), has replaced its current voluntary expense limitation with respect to the WCM Focused Global Growth Fund. Accordingly, the following paragraph replaces any inconsistent information regarding “Fund Expenses” in the Fund’s Prospectus and Statement of Additional Information:

In addition to its contractual expense limitation, the Advisor has also agreed to voluntarily waive its fees and/or to reimburse the WCM Focused Global Growth Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.95% and 0.70% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively, from October 5, 2015, through December 31, 2015. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Please retain this Supplement with your records.